Exhibit 10.12
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                               OCEAN ENERGY, INC.,
                             a Delaware corporation,
                             successor by merger to
                          UNITED MERIDIAN CORPORATION,
                                   as Issuer,

                               OCEAN ENERGY, INC.,
                            a Louisiana corporation,
                             successor by merger to
                           UMC PETROLEUM CORPORATION,
                             a Delaware corporation,
                            as Subsidiary Guarantor,

                                       and
                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   as Trustee

                              --------------------

                          SECOND SUPPLEMENTAL INDENTURE

                           Dated as of March 27, 1998

                                       to

                                    INDENTURE

                          Dated as of October 30, 1995
                              --------------------



                   10.375% Senior Subordinated Notes due 2005



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                          SECOND SUPPLEMENTAL INDENTURE

         SECOND SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of March 27, 1998, by and among Ocean Energy, Inc., a Delaware corporation (the "Company"), as successor by merger to United Meridian Corporation, a Delaware corporation ("UMC"), Ocean Energy, Inc., a Louisiana corporation and wholly owned subsidiary of the Company ("OEI Sub"), as successor by merger to UMC Petroleum Corporation, a Delaware corporation ("UMC Sub"), and U.S. Bank Trust National Association, formerly known as First Trust of New York, National Association, as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, UMC, as issuer, and UMC Sub, as subsidiary guarantor, have heretofore executed and delivered to the Trustee an Indenture, dated as of October 30, 1995, as supplemented by the First Supplemental Indenture, among UMC, UMC Sub and First Trust of New York, National Association, successor to Bank of Montreal Trust Company, as Trustee, dated as of November 4, 1997 (the "Indenture"), providing for the issuance of an aggregate principal amount of $150,000,000 of 10.375% Senior Subordinated Notes due 2005 (the "Notes"); and

         WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 22, 1997, as amended by Amendment No. 1 thereto, dated as of January 7, 1998, and Amendment No. 2 thereto, dated as of February 20, 1998 (as amended, the "Merger Agreement"), among OEI Holding Corporation, a Delaware corporation, UMC, and the Company, UMC has merged (the "Merger") with and into the Company, with the Company as the surviving entity; and

         WHEREAS, in connection with the Merger, UMC Sub has merged with and into OEI Sub, with OEI Sub as the surviving corporation (the "Sub Merger" and, together with the Merger, the "Mergers"); and

         WHEREAS, pursuant to the Section 6.18 of the Merger Agreement, the Company has assumed all of the obligations of UMC under the Indenture, as permitted under Section 8.1 thereof; and

         WHEREAS, pursuant to the Sub Merger, OEI Sub has assumed UMC Sub's obligations under the Indenture, as permitted by Section 13.2(b) thereof; and

         WHEREAS, pursuant to Section 9.1(a) and 9.1(g) of the Indenture, the Company, the Subsidiary Guarantors and the Trustee may enter into one or more supplemental indentures without the consent of any holders of the Notes (the "Holders") to evidence succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such successor of, respectively, the covenants of the Company contained in the Indenture and in the Securities or of the covenants and agreements of such Subsidiary Guarantor contained in the Indenture, the Securities and the Subsidiary Guarantee of such Subsidiary Guarantor.


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     NOW  THEREFORE,  in  consideration  of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, OEI Sub and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires, the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

     2. Assumption by the Company. The Company hereby (i) expressly assumes all of the covenants and other obligations of UMC under the Securities and the Indenture, and (ii) succeeds to, and becomes substituted for, and may exercise every right and power of, UMC under the Indenture with the same effect as if the Company had originally been named as the issuer of the Securities under the Indenture.

     3. Assumption by OEI Sub. OEI Sub hereby expressly assumes (i) UMC Sub's Subsidiary Guarantee set forth in Article XIII of the Indenture and in a notation to the Securities, (ii) the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by UMC Sub, and (iii) all covenants and agreements of UMC Sub contained in the Indenture, in the Securities and in the Subsidiary Guarantee of UMC Sub.

     4. Change of Corporate Name. Any and all references in the Indenture to UNITED MERIDIAN CORPORATION or the "Company," shall be deemed henceforth to refer to OCEAN ENERGY, INC., a Delaware corporation, and any and all references in the Indenture to UMC PETROLEUM CORPORATION shall be deemed henceforth to refer to OCEAN ENERGY, INC., a Louisiana corporation.

     5. Designation of Unrestricted Subsidiaries. The Company's Board of Directors has designated Havre Pipeline Company, LLC, an indirect Subsidiary of the Company, and Lion GPL, S.A., an indirect Subsidiary of the Company, to be "Unrestricted Subsidiaries" under the Indenture. The Company hereby files with the Trustee the Board Resolution giving effect to such designations, which is attached hereto as Exhibit A.

     6. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

     7. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE


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STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     8. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

     9. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     10. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                OCEAN ENERGY, INC., a Delaware corporation

                                By:   /s/ Robert L. Belk
                                      ------------------------------
                                Name: Robert L. Belk
                                Title: Executive Vice President - Administration

                                U.S. BANK TRUST NATIONAL
                                ASSOCIATION, as Trustee

                                By:     /s/ Gretchen L Middents
                                      --------------------------------
                                Name:   GRETCHEN L MIDDENTS
                                      --------------------------------
                                Title   ASSISTANT VICE PRESIDENT
                                      --------------------------------

                                SUBSIDIARY GUARANTOR:
                                OCEAN ENERGY, INC., a Louisiana corporation

                                By:     /s/ Robert L. Belk
                                      --------------------------------
                                Name:  Robert L. Belk
                                Title: Executive Vice President - Administration





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